Exhibit 99
Form 3 Joint Filer Information
Name:                                AMP&A Management, LLC
Address:                        7030 Kit Creek Road
                                Research Triangle Park, NC 27709
Designated Filer:                A.M. Pappas Life Science Ventures I, L.P.
Issuer & Ticker Symbol:        V.I. Technologies, Inc. (VITXD)
Date of Event Requiring
Statement:                        03/11/05
Signature:                        By: A.M. Pappas & Associates, LLC, its manager
                                        /s/ Ford Worthy
                                Title:  Partner, A.M. Pappas & Associates, LLC

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